UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2015
FCA US LLC
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-54282 (Commission File Number)	27-0187394 (IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan (Address of principal executive offices)	48326 (Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2015, FCA US LLC reported the preliminary financial results for its quarter ended September 30, 2015. A copy of the report is furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1	Preliminary financial results for quarter ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015

FCA US LLC
(Registrant)

/s/ Richard K. Palmer
Richard K. Palmer
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Preliminary financial results for quarter ended September 30, 2015.